Exhibit 13

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 24   day of June, 2014.

/s/ Christine C. Marcks
Christine C. Marcks
Director and President

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23   day of June, 2014.

/s/ Michael J. Brandt
Michael J. Brandt
Director, SVP and CFO

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23   day of June, 2014.

/s/ John J. Kalamarides
John J. Kalamarides
Director and Senior Vice President

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th   day of June, 2014.

/s/ James M. O’Conner
James M. O’Connor
Director and Senior Vice President

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23   day of June, 2014.

/s/ Timothy L. Schmidt
Timothy L. Schmidt
Director, SVP and PFI CIO

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23   day of June, 2014.

/s/ Mark E. Sieb
Mark E. Sieb
Director and Assistant Treasurer

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23   day of June, 2014.

/s/ George P. Waldeck
George P. Waldeck
Director and Senior Vice President

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd   day of June, 2014.

/s/ Brent Walder
Brent Walder
Director, VP and Chief Actuary

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company (“PRIAC”), constitutes and appoints STEPHEN E. WIELER, ERNEST CEBERIO, C. CHRISTOPHER SPRAGUE, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 22   day of June, 2014.

/s/ Robert McLaughlin
Robert McLaughlin
Controller and Vice President

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345 ; and Reg. No. 333-162553), to the extent they represent participating interests in such account.